UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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ADVANCED SERIES TRUST

AST Global Bond Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

February 16, 2021

To the Shareholders:

At a special meeting held on July 10, 2020, the Board of Trustees (the Board) of Advanced Series Trust approved new subadvisory and sub-subadvisory agreements for the AST Global Bond Portfolio (the Portfolio). Effective November 16, 2020, AllianceBernstein L.P. (AB) and Goldman Sachs Asset Management, L.P. (GSAM) were added as subadvisers to the Portfolio, and Goldman Sachs Asset Management International (GSAMI) was added as a sub-subadviser to the Portfolio.

PGIM Investments LLC (PGIM Investments) as investment manager to the Portfolio, has entered into: (i) a new subadvisory agreement with AB to subadvise a portion of the Portfolio; and (ii) a new subadvisory agreement with GSAM to subadvise a portion of the Portfolio (collectively, the New Subadvisory Agreements). GSAM and GSAMI also entered into an agreement, which effectively operates as a sub-subadvisory agreement between GSAM and GSAMI for the Portfolio (the New Sub-Subadvisory Agreement). Prior to November 16, 2020, Wellington Management Company LLP (Wellington) served as the sole subadviser to the Portfolio. The New Subadvisory Agreements relate to the appointments of AB and GSAM to serve alongside Wellington as additional subadvisers to the Portfolio and will not affect the existing subadvisory agreement with Wellington. GSAMI will serve as sub-subadviser to the Portfolio. The New Subadvisory Agreements and the New Sub-Subadvisory Agreement became effective on November 16, 2020. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreements or the New Sub-Subadvisory Agreement. PGIM Investments will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreements and the New Sub-Subadvisory Agreement and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTGBIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST
AST Global Bond Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

February 16, 2021

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Global Bond Portfolio (the Portfolio),1 a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Order permits the Portfolio’s investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments or the Manager) serves as the investment manager of the Portfolio.

This information statement relates to the approval by the Board of new subadvisory and sub-subadvisory agreements for the Portfolio. At a special meeting of the Board held on July 10, 2020 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory and sub-subadvisory agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved: (i) a new subadvisory agreement with AllianceBernstein L.P. to subadvise a portion of the Portfolio; (ii) a new subadvisory agreement with Goldman Sachs Asset Management, L.P. (GSAM, and together with AB, the New Subadvisers) to subadvise a portion of the Portfolio (collectively, the New Subadvisory Agreements); and (iii) an agreement between GSAM and Goldman Sachs Asset Management International (GSAMI), which effectively operates as a sub-subadvisory agreement between GSAM and GSAMI for the Portfolio (the New Sub-Subadvisory Agreement, and together with the New Subadvisory Agreements, the New Agreements). Prior to November 16, 2020, Wellington Management Company LLP (Wellington) served as the sole subadviser to the Portfolio. The New Subadvisory Agreements relate to the appointments of AB and GSAM to serve alongside Wellington as additional subadvisers to the Portfolio and will not affect the existing subadvisory agreement with Wellington (the Wellington Subadvisory Agreement). GSAMI will serve as sub-subadviser to the Portfolio. The New Agreements became effective on November 16, 2020.

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreements or the New Sub-Subadvisory Agreement. The Management Agreement and the Wellington Subadvisory Agreement were each last approved by the Trustees, including a majority of the Independent Trustees, at the June 2020 Board meetings.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about February 16, 2021 to shareholders investing in the Portfolio as of November 16, 2020.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE NEW AGREEMENTS

As required by the 1940 Act, the Board considered the New Subadvisory Agreements with respect to the Portfolio: (i) between the Manager and AB; and (ii) between the Manager and GSAM. The Board also considered the New Sub-Subadvisory Agreement between GSAM and GSAMI (the New Sub-Subadviser). The Board, including all of the trustees who are not parties to the New Agreements or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on June 8, 2020 and June 15-16, 2020 (the June Meeting), and subsequently on July 10, 2020 (the July Meeting, and together with the June Meeting, the Board Meetings), and approved the New Agreements at the July Meeting for an initial two-year period after concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Board Meetings, the Board requested and received materials relating to each of the New Agreements and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the New Agreements, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by each of the New Subadvisers and the New Sub-Subadviser; comparable performance information; the fees to be paid by the Manager to each of the New Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers and the New Sub-Subadviser. In connection with its deliberations, the Board considered information provided by the Manager and each of the New Subadvisers and the New Sub-Subadviser at, or in advance of, the Board Meetings. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve each of the New Agreements.

The Board determined that the overall arrangements between the Manager and each of the New Subadvisers and the New Sub-Subadviser were appropriate in light of the services to be performed and the fee arrangements under each of the New Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of each of the New Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Wellington under a separate subadvisory agreement (the Wellington Subadvisory Agreement), and those that would be provided by each of the New Subadvisers and the New Sub-Subadviser under the New Agreements. The Board noted that the nature and extent of services provided to the Portfolio under the Wellington Subadvisory Agreement, and those that would be provided to the Portfolio by the New Subadvisers and the New Sub-Subadviser under the New Agreements, were similar in that Wellington, the New Subadvisers and the New Sub-Subadviser are, or would be, required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and all applicable legal and regulatory requirements. The Board also received and considered information regarding the New Sub-Subadviser’s role as sub-subadviser to the Portfolio. It noted that the New Sub-Subadviser would perform certain responsibilities delegated by the Manager to GSAM and is expected to perform functions that otherwise support the subadvisory services provided to the Portfolio by GSAM.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of each of the New Subadvisers, among other relevant information. The Board noted that it had also received favorable compliance reports regarding each of the New Subadvisers and the New Sub-Subadviser from AST’s Chief Compliance Officer. The Board also noted that each of the New Subadvisers provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadvisers and the New Sub-Subadviser, the background information that it had reviewed regarding each of the New Subadvisers and the New Sub-Subadviser, and its prior experience with each of the New Subadvisers with regard to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers and the New Sub-Subadviser.

Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered composite performance information of a hypothetical portfolio intended to reflect how the Portfolio may have performed with the New Subadvisers and the New Sub-Subadviser managing the Portfolio’s assets, taking into account the proposed allocation to each of the New Subadvisers and Wellington, as well as a comparison of such performance information against the Portfolio’s benchmark index and peer universe. The Board concluded that it was satisfied with the performance information it received with respect to each of the New Subadvisers and the New Sub-Subadviser.

The Board noted that it would consider performance information as part of future annual reviews of the New Agreements.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable by the Manager to each of the New Subadvisers under the New Subadvisory Agreements. The Board noted that the New Sub-Subadviser would be compensated for its services by GSAM, and not by the Portfolio or by the Manager. The Board considered the targeted subadviser allocations, the estimated aggregate effective subadvisory fee rate to be paid by the Manager to the New Subadvisers would be less than the aggregate effective subadvisory fee rate paid by the Manager to Wellington under the Wellington Subadvisory Agreement. The Board also considered that the Manager agreed to share with the Portfolio the incremental benefits resulting from this reduction in aggregate effective subadvisory fees via a contractual management fee waiver. The Board considered that subadvisory fees are paid by the Manager to subadvisers, and that, as a result, any change in a subadvisory fee rate would not change the investment management fee paid by the Portfolio or its shareholders. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of the New Subadvisers and the New Sub-Subadviser with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangements for the Portfolio. The Board noted that, since the New Subadvisers and the New Sub-Subadviser are not affiliated with the Manager, the revenues derived by the New Subadvisers and the New Sub-Subadviser under the New Agreements would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as the New Subadvisers and the New Sub-Subadviser, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated between the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee.

The Board noted that it would consider profitability information as part of future annual reviews of the New Agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio under the New Subadvisory Agreements contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Agreements.

Other Benefits to the New Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each of the New Subadvisers and the New Sub-Subadviser, and their respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by each of the New Subadvisers and the New Sub-Subadviser were consistent with those generally derived by other subadvisers to other AST portfolios.

The Board also concluded that any potential benefits to be derived by the New Subadvisers were similar to the benefits derived by each of the New Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered at the June Meeting in connection with the renewal of the subadvisory agreements for the other AST portfolios for which the New Subadvisers provide subadvisory services. The Board also concluded that any potential benefits to be derived by the New Subadvisers and the New Sub-Subadviser included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Agreements.

***

After full consideration of these factors, the Board approved each of the New Agreements for an initial two-year period upon concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibit A and Exhibit B, respectively, and the New Sub-Subadvisory Agreement is attached as Exhibit C.

Information about AB, GSAM and GSAMI

AllianceBernstein, L.P. (AB) is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AB and AllianceBernstein Holding L.P., a publicly-traded partnership. Including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AB, EQH and its subsidiaries have an approximate 65% economic interest in AB. AB's principal place of business is located at 1345 Avenue of the Americas, New York, New York 10105. AB is a leading global investment management firm managing client accounts totaling approximately $686 billion in assets as of December 31, 2020.

Additional information about AB is attached as Exhibit D.

GSAM has been registered as an investment adviser with the SEC since 1990, and is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). As of December 31, 2020, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $1.95 trillion.  AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion.  Goldman Sachs’ address is 200 West Street, New York, New York 10282-2198.

Additional information about GSAM is attached as Exhibit E.

GSAMI is located at River Court 120 Fleet Street, London EC4A 2BE, England. GSAMI is regulated by the Financial Conduct Authority and has been a registered investment adviser since 1991 and is an affiliate of Goldman Sachs. As of December 31, 2020, GSAMI, including its investment advisory affiliates, had approximately $1.95 trillion in AUS.

Additional information about GSAMI is attached as Exhibit F.

Terms of the New Subadvisory Agreements and the New Sub-Subadvisory Agreement

The material terms of each of the New Subadvisory Agreements are identical to the material terms of the Wellington Subadvisory Agreement. AB and GSAM are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the Wellington Subadvisory Agreement, the subadvisory fee rates under each of the New Subadvisory Agreements, and the subadvisory fees paid to Wellington, AB and GSAM for the fiscal year ended December 31, 2020, are set forth below:

Wellington Subadvisory Fee Rates	New Subadvisory Fee Rates	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2020
0.19% of average daily net assets	N/A	$4,154,973
N/A	AB 0.20% of average daily net assets to $500 million; 0.15% of average daily net assets over $500 million	$271,330
N/A	GSAM* 0.19% of average daily net assets to $500 million; 0.185% of average daily net assets over $500 million to $1.5 billion; 0.18% of average daily net assets over $1.5 billion	$288,852

* GSAM has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the portfolios or sleeves of portfolios subadvised by GSAM that are managed by the Manager. The waiver is based on the following percentages based on the combined average daily net assets of each of the portfolios or sleeves of portfolios subadvised by GSAM:

—  Combined assets up to $1 billion: 2.5% fee reduction

—  Combined assets between $1 billion and $2.5 billion: 5.0% fee reduction

—  Combined assets between $2.5 billion and $5.0 billion: 7.5% fee reduction

—  Combined assets above $5.0 billion: 10.0% fee reduction

Each New Subadvisory Agreement provides, as does the Wellington Subadvisory Agreement, that subject to the supervision of the Manager and the Board, each of AB, GSAM and Wellington, respectively, are responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, AB and GSAM will each maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) each New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Management Agreement with the Manager, and (iii) each New Subadvisory Agreement may be terminated at any time by AB or GSAM, respectively, or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, neither of AB nor GSAM, respectively, will be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

Under the terms of the New Sub-Subadvisory Agreement, subject to the supervision of GSAM, GSAMI will manage a portion of the Portfolio allocated to GSAM, as delegated to it by GSAM, including the purchase, retention and disposition of investments, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in its prospectus and statement of additional information. GSAMI will provide supervision of such portion of Portfolio’s investments as GSAM shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash. GSAMI will also determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants affiliated with the Manager, GSAM, or GSAMI to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time.

The New Sub-Subadvisory Agreement will continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by GSAM or GSAMI at any time, without the payment of any penalty, on not more than 60 days’, nor less than 30 days’, written notice to the other party. The New Sub-Subadvisory Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement or the New Subadvisory Agreement with GSAM.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102.

As of December 31, 2020, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $361.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio, AB and GSAM. In this capacity, the Manager reviews the performance of the Portfolio, AB and GSAM and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio, AB and GSAM, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio, AB and GSAM. The Manager utilizes this data in directly supervising the Portfolio, AB and GSAM. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

·	furnishing of office facilities;
·	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
·	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
·	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
·

monitoring, together with AB and GSAM, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
·	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
·	preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
·	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
·	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
·	organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·	the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager, AB or GSAM;
·	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;
·	the fees, costs and expenses payable to AB and GSAM, respectively, pursuant to the New Subadvisory Agreements; and
·

with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio, AB and GSAM.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
·	the fees and expenses of Trustees who are not affiliated persons of the Manager, AB or GSAM;
·

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

·	the charges and expenses of the Trust’s legal counsel and independent auditors;
·	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
·	all taxes and corporate fees payable by the Trust to governmental agencies;
·	the fees of any trade associations of which the Trust may be a member;
·	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
·	the cost of fidelity, directors and officers, and errors and omissions insurance;
·

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·

allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate*	Aggregate Investment Management Fees for the most recently completed fiscal year
AST Global Bond Portfolio	0.64% of average daily net assets to $300 million; 0.63% on next $200 million of average daily net assets; 0.62% on next $250 million of average daily net assets; 0.61% on next $2.5 billion of average daily net assets; 0.60% on next $2.75 billion of average daily net assets; 0.57% on next $4 billion of average daily net assets; 0.55% over $10 billion of average daily net assets	$13,677,673

* The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases, of interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Directors and Officers of PGIM Investments

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of AB, GSAM or GSAMI.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Chief Operating Officer, Officer-in-Charge, President

President of PGIM Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates, LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments.*

Name	Position with Trust	Position with PGIM Investments
Timothy S. Cronin	President	Senior Vice President
Ken Allen	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant Secretary	Assistant Secretary and Vice President
Andrew R. French	Secretary	Assistant Secretary and Vice President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice President
Christian J. Kelly	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust’s portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio’s transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Global Bond Portfolio	$5,763,322

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
AST Global Bond Portfolio	$726,480

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit G to this information statement.

Andrew R. French
Secretary
Dated: February 16, 2021

EXhibit A

ADVANCED SERIES TRUST

AST Global Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 15th day of September, 2020 between PGIM Investments LLC (PGIM Investments) or the Manager), a New York limited liability company and AllianceBernstein L.P., a Delaware limited partnership (AB or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated February 25, 2013, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the reasonable instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission).  The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of the Trust Documents.  The Manager shall provide the Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Furthermore, in accordance with the Trust's procedures, to the extent consistent with its duty to seek best execution, the Subadviser may cause the delegated portion of the Trust’s portfolio to participate in cross transactions with other fund accounts managed by the Subadviser.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall, in all material respects, follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) The Subadviser shall keep the Trust’s Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting for which the Manager has provided reasonable advance notice, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Manager, the Subadviser may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business.  Such information is collectively referred to as “Confidential Information.”  Confidential Information includes the Manager’s business and other proprietary information, written or oral.

(b)

The Subadviser certifies that (i) its treatment of Confidential Information is in material compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information.  The Subadviser shall immediately notify the Manager if the Subadviser is in material breach of this Section.  At the Manager’s reasonable request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)

The Subadviser shall notify the Manager or its agents of its designated primary security manager.  The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(d)

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information.  During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s Employees who require such access in order to provide the services to the Manager.

(f)

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls.  Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)

The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.  If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager’s Confidential Information, the Subadviser shall promptly report those findings to the Manager.

(h)

The Subadviser shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager’s designated representatives in the Manager’s investigation of the Subadviser, Employees or third parties related to the Security Incident.  The Subadviser will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager’s interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager’s rights; and  (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)

Upon the Manager’s reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Manager with information related to the Subadviser’s information security safeguards and practices.

(j)

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Manager, on reasonable notice: (a) access to the Subadviser’s information processing premises and records; (b) reasonable assistance and cooperation of the Subadviser’s relevant staff; and (c) reasonable facilities at the Subadviser’s premises.

5. The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager.  To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager.  In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; (3) to the Subadviser at  AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, Attention: Chief Compliance Officer; or (4), in each case, at such other address as the applicable party shall have given written notice thereof to each other party pursuant to this Section 7.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

ALLIANCEBERNSTEIN L.P.

By: /s/ Matthew S. White

Name: Matthew S. White

Title: Assistant Secretary

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by AllianceBernstein L.P. (AB), PGIM Investments LLC will pay AB an advisory fee on the net assets managed by AB that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
AST Global Bond Portfolio	0.20% of average daily net assets to $500 million; 0.15% of average daily net assets over $500 million

* In the event AB invests Portfolio assets in other pooled investment vehicles it manages or subadvises, AB will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to AB with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of:  September 15, 2020

EXHIBIT B

ADVANCED SERIES TRUST

AST Global Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 30th day of October, 2020 between PGIM Investments LLC (PGIM Investments) or the Manager), a New York limited liability company and Goldman Sachs Asset Management, L.P., a Delaware limited partnership (GSAM or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated February 25, 2013, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission) that relate to the investment advisory services being provided by the Subadviser to the extent the Subadviser is required by law or regulation to be preparer and filer of such reports. Notwithstanding the foregoing, the Subadviser shall have no responsibility to monitor compliance limitations or restrictions specifically applicable to (i) the portions of the Trust’s portfolio not delegated to the Subadviser; or (ii) such portion of the Trust’s portfolio delegated to the Subadviser unless, with respect to this clause (ii) only, such limitations or restrictions are provided to the Subadviser either in writing or in the Prospectus and the Subadviser has consented to monitor such limitations or restrictions in the Prospectus upon execution of this Agreement or the Subadviser has consented to monitor such limitations or restrictions in a separate writing. The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser may delegate certain of its investment advisory and other responsibilities and duties hereunder to one or more sub-subadvisers; subject to: (i) the prior written approval of the Manager, (ii) the execution of a written Subadvisory Agreement between the Subadviser and its delegate, and (iii) the approval of such agreement by the Board of Trustees.

(v) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi) The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager. Further, the Manager will direct the Trust’s custodian to honor orders and instructions by employees of the Subadviser designated by the Subadviser to settle transactions in respect of the portion of the Trust's investments allocated by the Manager to the Subadviser.

(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Manager promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(e) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio pursuant to the Subadviser’s proxy voting policy, subject to such reasonable reporting and other requirements as shall be established by the Manager. Notwithstanding the foregoing, the Trust and not the Subadviser shall be responsible for any and all filings in connection with class action lawsuits and securities litigations.

(h) The Subadviser agrees to use reasonable efforts (i) to monitor whether market quotations are readily available for the Trust’s portfolio securities managed by the Subadviser and whether those market quotations are reliable for purposes of internally valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share, and (ii) with respect to any security or instrument held both by the Trust and a mutual fund where the Subadviser is the primary adviser (“GS Proprietary Fund”) the Subadviser further agrees to make reasonable efforts to: (i) notify the Manager and its designated Accounting Agent within a reasonable timeframe (prior to 5 p.m. on such day) if the Subadviser believes the market price does not reflect the security’s or instrument’s fair value; and (ii) provide the Manager that value assigned to such security or instrument within such GS Proprietary Fund, pursuant to the Subadviser’s procedures for determining the fair value of a security or instrument. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Manager and the Trust acknowledge and agree that (i) the Subadviser shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust’s Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Manager hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes.

Valuation levels for the assets listed in the monthly account statements delivered to the Manager by the Subadviser will reflect the Subadviser’s good faith effort to ascertain fair market levels for the securities and other assets in the portion of the Trust’s portfolio delegated to the Subadviser based on pricing and valuation information believed by the Subadviser to be reliable for round lot sizes. These valuation levels may not be realized by the Trust upon liquidation of the assets delegated to the Subadviser under this Agreement. Upon reasonable request from the Manager, the Subadviser will assist the manager and/or their custodian in obtaining reliable market quotations for purposes of valuing the Trust’s portfolio securities. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust in valuing securities of the Trust as may be required from time to time. The Manager and the Trust acknowledge and agree that (i) the Subadviser shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust’s Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Manager hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes. In addition, the Subadviser will use its reasonable efforts to promptly notify the Manager in the event that the Subadviser becomes aware that the Trust is carrying a security at a value that the Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

(i) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j) The Subadviser shall keep the Trust’s Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Manager, the Subadviser may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business.  Such information is collectively referred to as “Confidential Information.”  Confidential Information includes the Manager’s business and other proprietary information, written or oral.

(b)

The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm to the Manager, or to any person who may be identified by Confidential Information.  The Subadviser shall immediately notify the Manager if the Subadviser is in material breach of this Section.  At the Manager’s reasonable request at any time during the term of the Agreement, the Subadviser agrees to meet and discuss its Information Security Program with the Manager.

(c)

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls.  Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(d)	The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.

(e)

The Subadviser shall notify the Manager, promptly and without unreasonable delay, but in no event more than 72 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to the Trust’s or the Manager’s Confidential Information may have occurred (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager’s designated representatives in the Manager’s investigation of the Subadviser, Employees or third parties related to the Security Incident.  The Subadviser will make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager’s rights; and  (iv) take appropriate action to prevent a recurrence of any Security Incident.

5. To the extent that the Subadviser engages a third-party service provider to provide direct services to the portion of the Trust’s portfolio as delegated to the Subadviser, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Manager.  In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 200 West Street, New York, NY, 10282-2198, Attention Marci Green with a copy to 200 West Street, New York, NY 10282-2198, Attention: GSAM Legal Department.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  During the term of this Agreement, the Manager also agrees to (i) furnish the Subadviser, upon Subadviser’s request, representative samples of marketing and sales literature and other materials that expressly reference the Subadviser prior to final production and use or distribution of such literature and materials and (ii) not to use or distribute any such literature or materials if the Subadviser reasonably objects in writing within four (4) business days (or such other period as may be mutually agreed) after Subadviser’s receipt thereof. The Subadviser’s right to object to such literature and materials and provide proposed revisions is limited solely to the portions of such literature and materials that expressly relate to the Subadviser. Notwithstanding the forgoing, advance review and approval shall not be required from the Subadviser with respect to: (i) sales literature, applications, confirmation statements, account statements, or forms in which the Subadviser is only referenced in a listing of advisors to the Trust or short description of relevant variable insurance product investment options; (ii) web pages that solely refer to the name of the specific series of the Trust subadvised by GSAM and such series’ investment performance and/or portfolio holdings and that do not provide additional information relating to such series or GSAM; (iii) literature or materials that are based upon literature or materials that were previously approved by Subadviser where no material changes have been made to such previously approved literature or materials; or (iv) other materials as agreed upon mutually by the Manager and the Subadviser. Notwithstanding the foregoing, for any literature or materials that are submitted to GSAM for its advance review and written approval in accordance with this Section 7, if GSAM does not, within four (4) business days of its receipt thereof, (or, with respect to Prospectuses, proxy statements, and reports to shareholders, within five (5) business days (or such other time as may be mutually agreed) after receipt thereof), expressly disapprove in writing or request in writing that specific changes be made to specific pieces of literature or other materials, then such pieces of literature or other materials shall be deemed approved by GSAM. If the Manager or their affiliates agree in writing to incorporate into such literature or materials the specific changes requested by Subadviser, the Manager and its affiliates shall not be required to re-submit such literature or materials to Subadviser for its review or approval. The Manager further agrees to use its reasonable best efforts to ensure that materials prepared by their employees or agents or their affiliates that refer to the Subadviser in any way are consistent with those materials previously approved by the Subadviser or descriptions previously provided by the Subadviser to the Manager. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

It is understood that “Goldman Sachs & Co. LLC” or “Goldman Sachs” or any derivative names or logos associated with such name are the valuable property of the Subadviser, and that the Trust has the right to include such phrase so long as this Agreement shall continue.

9. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10.  Each of the parties acknowledge that it may be provided or come into contact with Confidential Information of the other party. In recognition of the foregoing, each party covenants and agrees that: (i) it will treat as confidential the other party’s Confidential Information; (ii) it will use and disclose the other party’s Confidential Information solely for the purposes for which such information, or access to it, is provided (which in the case where the Subadviser is the receiving party, will be deemed to include disclosures required in connection with the investment and reinvestment of Trust assets, including to counterparties and other service providers) and the receiving party will not use or disclose such Confidential Information for its own purposes or for the benefit of anyone other than the disclosing party, including for purposes of replicating transactions in any assets other than Trust assets; (iii) it will not directly or indirectly disclose any Confidential Information of the other party to any third party, except with the disclosing party's prior written consent or as otherwise provided herein; and (iv) upon the termination of the Agreement, the receiving party shall, upon request of the disclosing party, promptly destroy or return Confidential Information. Notwithstanding the foregoing, the receiving party is permitted to disclose Confidential Information (i) to its counsel, accountants and other advisors, provided that the receiving party makes such recipient aware of the terms of this Section 10, (ii) to third parties who are under a duty of confidentiality to the receiving party; (iii) where the Subadviser is the receiving party, to counterparties and other third parties in connection with the Subadviser’s obligations under the Agreement , and (iv) if disclosure is required by law; provided that the receiving party shall notify the disclosing party in writing in advance of such disclosure, and provide the disclosing party with copies of any related information so that it may take appropriate action to protect the Confidential Information. “Confidential Information” shall be construed broadly and shall mean any written or oral information provided by the disclosing party to the receiving party pursuant to this Agreement.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By: /s/ Marci Green

Name: Marci Green

Title: Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Goldman Sachs Asset Management, L.P. (GSAM), PGIM Investments LLC (the Manager) will pay GSAM an advisory fee on the net assets managed by GSAM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
AST Global Bond Portfolio	0.19% of average daily net assets to $500 million; 0.185% of average daily net assets over $500 million to $1.5 billion; and 0.180% of average daily net assets over $1.5 billion.

*  In the event GSAM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, GSAM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to GSAM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

** GSAM has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the portfolios or sleeves of portfolios subadvised by GSAM that are managed by the Manager. The waiver is based on the following percentages based on the combined average daily net assets of each of the portfolios or sleeves of portfolios subadvised by GSAM:

—  Combined assets up to $1 billion: 2.5% fee reduction

—  Combined assets between $1 billion and $2.5 billion: 5.0% fee reduction

—  Combined assets between $2.5 billion and $5.0 billion: 7.5% fee reduction

—  Combined assets above $5.0 billion: 10.0% fee reduction

Dated as of:  October 30, 2020

EXHIBIT C

INTERCOMPANY INVESTMENT MANAGEMENT AGREEMENT

This Intercompany Investment Management Agreement (the Agreement) is made as of this 30th day of October 2020 between Goldman Sachs Asset Management, L.P. (GSAM or the Subadviser), a Delaware limited partnership, and Goldman Sachs Asset Management International (GSAMI), a private unlimited liability company incorporated in the United Kingdom.

WHEREAS, Prudential Investments LLC (now known as PGIM Investments LLC) (the Manager), a New York limited liability company, has entered into a Management Agreement (the Management Agreement) dated February 25, 2013 with Advanced Series Trust, a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act); and

WHEREAS, the Manager, acting pursuant to the Management Agreement, has entered into a Subadvisory Agreement with the Subadviser, under which the Subadviser provides investment advisory services to the Trust and one or more of its series and manages such portion of the Trust as the Manager shall from time to time direct; and

WHEREAS, with respect to one or more of series of the Trust, as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust), to which the Subadviser provides investment advisory services, the Subadviser desires either (i) to delegate to GSAMI certain of the Subadviser’s responsibilities under the Subadvisory Agreement as the Subadviser shall direct from time to time and/or (ii) to authorize employees of GSAMI to act on behalf of the Subadviser and perform some or all of the Subadviser’s responsibilities pursuant to the Subadvisory Agreement on behalf of the Subadviser, and GSAMI is willing to render such services and/or provide personnel for such purposes.

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Subadviser, GSAMI shall manage such portion of the Trust’s portfolio as delegated to GSAMI by the Subadviser, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) GSAMI shall provide supervision of such portion of the Trust's investments as GSAM shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, GSAMI shall act in conformity with the copies of the Agreement and the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures and any other procedures adopted by the Board applicable to the Trust (and any amendments thereto) as provided to GSAMI by GSAM (the Trust Documents) and with the instructions and directions of the Manager, GSAM and of the Board of Directors of the Trust, co-operate with the Manager's and GSAM’s (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

(iii) GSAMI shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants affiliated with the Manager, GSAM, or GSAMI (collectively, Brokers) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized GSAMI will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, GSAMI may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's or GSAMI’s other clients may be a party. The Manager, GSAM, and GSAMI shall each have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser or GSAMI) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager, GSAM or GSAMI with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when GSAMI deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of GSAMI, to the extent permitted by applicable laws and regulations, GSAMI may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by GSAMI in the manner GSAMI considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) GSAMI shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Board of Directors such periodic and special reports as the Directors may reasonably request. GSAMI shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) GSAMI or an affiliate shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by GSAMI hereunder are not to be deemed exclusive, and GSAMI shall be free to render similar services to others. Conversely, GSAMI understands and agrees that if the Manager manages the Trust in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of GSAM, including GSAMI, through quantitative and qualitative analysis and consultations with GSAM, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. GSAMI recognizes that any subadvisory services it provides pursuant to paragraph 1(a) hereof may be terminated or modified pursuant to this process.

(vii) GSAMI acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and GSAMI hereby agrees that it shall not consult with any other subadviser to the Trust other than GSAM with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) To the extent requested by GSAM, GSAMI agrees to provide personnel to act on behalf of GSAM and to perform GSAM’s obligations under the Subadvisory Agreement and GSAM agrees to grant such personnel proper authority to act on behalf of GSAM and to perform GSAM’s obligations under the Subadvisory Agreement. Subject to the foregoing and to the laws and regulations to which either GSAM and/or GSAMI are subject, GSAMI may, at its discretion, obtain any of the services it provides to GSAM hereunder from its affiliates or any other parties, provided that GSAMI will remain responsible hereunder for such services.

(c) GSAMI shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by GSAMI under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(d) GSAMI shall keep the Trust’s books and records required to be maintained by GSAMI pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to GSAMI’s services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. GSAMI agrees that all records which it maintains for the Trust are the property of the Trust, and GSAMI will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that GSAMI may retain a copy of such records. GSAMI further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(e) GSAMI is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). GSAMI shall maintain such registration and membership in good standing during the term of this Agreement. Further, GSAMI agrees to notify the Manager promptly upon (i) a statutory disqualification of GSAMI under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of GSAMI’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which GSAMI is subject or has been advised it is a target.

(f) In connection with its duties under this Agreement, GSAMI agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.2

(g) GSAMI shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(f) hereof as the Manager may reasonably request.

(h) GSAMI shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in that portion of the Trust’s portfolio managed by GSAMI pursuant to paragraph 1(a) hereof, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i) GSAMI agrees, with respect to assets of the Trust that are managed by GSAMI pursuant to paragraph 1(a) hereof, to use reasonable efforts to monitor whether market quotations are reliable for purposes of internally valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share.  Upon reasonable request from the Manager, GSAMI (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing securities of the Trust that are managed by GSAMI pursuant to paragraph 1(a) hereof as may be required from time to time, including making available information of which GSAMI has knowledge related to the securities being valued.

(j) GSAMI shall provide the Manager with any information reasonably requested regarding its management of the Trust’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Securities and Exchange Commission (the Commission). GSAMI shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. GSAMI shall promptly inform the Trust and the Manager if GSAMI becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) GSAMI shall comply with the Trust Documents provided to GSAMI by GSAM, the Manager or the Trust. GSAMI shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l) GSAMI shall keep the Trust, the Manager and GSAM informed of developments relating to its duties under this Agreement of which GSAMI has, or should have, knowledge that would materially affect the Trust. In this regard, GSAMI shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations GSAMI has assumed under this Agreement as the Trust and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, GSAMI shall, to the extent GSAM delegates any subadvisory responsibilities pursuant to paragraph 1(a) hereof, provide the Manager and the Board with reports regarding GSAMI’s management of the Trust’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by GSAMI, GSAM and the Manager.

2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under the Subadvisory Agreement. The Manager shall provide (or cause the Custodian to provide) timely information to GSAM regarding such matters as the composition of assets in the portion of the Trust managed by GSAM, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for GSAM to perform its duties under the Subadvisory Agreement (including any excerpts of minutes of meetings of the Board of Directors of the Trust that affect the duties of GSAM).  GSAM may share with GSAMI any information the Manager provides to GSAM under this Agreement or the Subadvisory Agreement.

3. For the services provided and the expenses assumed by GSAMI pursuant to this Agreement, GSAM shall pay GSAMI as full compensation therefor, a fee, if any, as set forth in Schedule A hereto or as otherwise mutually agreed upon by GSAM and GSAMI from time to time.  Unless otherwise mutually agreed upon by GSAM and GSAMI, liability for payment of compensation by GSAM to GSAMI under this Agreement is contingent upon GSAM’s receipt of payment from the Manager for investment management services described under the Subadvisory Agreement. GSAMI shall bear all expenses incurred by it in connection with its services under this Agreement.

4. GSAMI shall not be liable for any error of judgment or for any loss suffered by the Trust, GSAM or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on GSAMI’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager, GSAM or the Trust may have against GSAMI under federal or state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by GSAM or GSAMI at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement or the Subadvisory Agreement.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to (1) GSAM, at 200 West Street, 15th Floor, New York, NY 10282, Attention: Legal Department; and (2) GSAMI, at Plumtree Court, 25 Shoe Lane, London EC4A 4AU, United

Kingdom, Attention: Chief Executive Officer.

6. Nothing in this Agreement shall limit or restrict the right of any of GSAMI’s directors, officers or employees who may also be a Director, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s or GSAMI’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

8. This Agreement shall be governed by the laws of the State of New York.

9. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By: /s/ Marci Green

Name: Marci Green
Title: Managing Director

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

By: /s/ Davis Curtis

Name:  David Curtis
Title: Managing Director

Schedule A

Portfolio Name	Fee Rate
AST Global Bond Portfolio	0.00% of average daily net assets

EXHIBIT D

MANAGEMENT OF ALLIANCEBERNSTEIN L.P. (AB)

AllianceBernstein, L.P. (AB) is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. ("EQH"), a publicly-traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AB and AllianceBernstein Holding L.P., a publicly traded partnership. Including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AB, EQH and its subsidiaries have an approximate 65% economic interest in AB. AB's principal place of business is located at 1345 Avenue of the Americas, New York, New York 10105. AB is a leading global investment management firm managing client accounts totaling approximately $686 billion in assets as of December 31, 2020.

The table below lists the names, addresses, and positions of AB’s principal executive officer and each of its directors.

Name & Address*	Position
Seth P. Bernstein President and CEO	President and CEO
John C. Weisenseel	CFO
Kate C. Burke	COO
Laurence E. Cranch	Chief Legal Officer
Ali Dibadj	Head of Finance and Strategy

* The principal mailing address of the principal executive officer and each director of AB is 1345 Avenue of the Americas, New York, New York 10105.

COMPARABLE FUNDS FOR WHICH AB

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which AB provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2020)	Annual Rate of Advisory/Subadvisory Fee Paid to AB
Global Bond Fund	$7,072 million	0.45% management fee

EXHIBIT E

MANAGEMENT OF GOLDMAN SACHS ASSET MANAGEMENT L.P. (GSAM)

GSAM has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). As of December 31, 2020, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $1.86 trillion.  AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion.  Goldman Sachs’ address is 200 West Street, New York, New York 10282-2198.

The table below lists the names, addresses, and positions of GSAM’s principal executive officer and each of its directors.

Name & Address*	Position
Eric S. Lane	Co-Head, Asset Management Division (Co-Chief Executive Officer)
Julian C. Salisbury	Co-Head, Asset Management Division (Co-Chief Executive Officer)
David S. Plutzer	General Counsel, Asset Management Division (Chief Legal Officer)
Judith L. Shandling	Chief Compliance Officer
Jacqueline Arthur	Chief Operating Officer

* The principal mailing address of the principal executive officer and each director of GSAM is 200 West Street, New York, New York 10282-2198.

COMPARABLE FUNDS FOR WHICH GSAM

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which GSAM provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2020)	Annual Rate of Advisory/Subadvisory Fee Paid to GSAM
N/A	N/A	N/A

EXHIBIT F

MANAGEMENT OF GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAMI)

Goldman Sachs Asset Management International (GSAMI) is located at Plumtree Court, 25 Shoe Lane, London EC4A 4AU, United Kingdom. GSAMI is regulated by the Financial Conduct Authority and has been a registered investment adviser since 1991 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2020, GSAMI, including its investment advisory affiliates, had approximately $1.95 trillion in assets under supervision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

The table below lists the names, addresses, and positions of GSAMI’s principal executive officer and each of its directors.

Name & Address*	Position
Kaysie Uniacke	Chairman & Director (Non-Executive)
Fadi Abuali	Chief Executive Officer & Director
Lisa Donnelly	Director
Glenn R Thorpe	Chief Operating Officer & Director
Carinne Withey	Director (Non-Executive)
Karen Sharpe	Director (Non-Executive)
Michael Holmes	Chief Financial Officer & Director

* The principal mailing address of the principal executive officer and each director of GSAMI is Plumtree Court, 25 Shoe Lane, London EC4A 4AU, United Kingdom.

COMPARABLE FUNDS FOR WHICH GSAMI

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which GSAMI provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2020)	Annual Rate of Advisory/Subadvisory Fee Paid to GSAMI
Goldman Sachs Global Core Fixed Income Fund	$704.2	0.65% on first $1 billion 0.59% on next $1 billion 0.56% on next $3 billion 0.55% on next $3 billion 0.54% over $8 billion

EXHIBIT G

SHAREHOLDER INFORMATION

As of January 29, 2021, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of January 29, 2021, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Global Bond Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street 17th Floor Newark, NJ 07102	108,747,606.398/32.55%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street 17th Floor Newark, NJ 07102	107,666,717.822/32.22%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street 17th Floor Newark, NJ 07102	80,109,765.986/23.98%

1	Prior to November 16, 2020, the Portfolio was named the “AST Wellington Management Global Bond Portfolio.”
2	NTD: Section aligned with corresponding section of subadvisory agreement.

ADVANCED SERIES TRUST

AST Global Bond Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory and sub- subadvisory agreements for the AST Global Bond Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the Portfolio's new subadvisers and sub-subadviser, as well the new subadvisory and sub-subadvisory agreements.

As discussed in the Information Statement, at a special meeting held on July 10, 2020, the Board of Trustees of the Trust approved new subadvisory agreements for the Portfolio. Effective November 16, 2020, AllianceBernstein L.P. (AB) and Goldman Sachs Asset Management, L.P. (GSAM) were added as subadvisers to the Portfolio, and Goldman Sachs Asset Management International became sub-subadviser to the Portfolio. PGIM Investments LLC (PGIM Investments or the Manager), as investment manager to the Portfolio, has entered into: (i) a new subadvisory agreement with AB to subadvise a portion of the Portfolio; and (ii) a new subadvisory agreement with GSAM to subadvise a portion of the Portfolio (collectively, the New Subadvisory Agreements). GSAM and GSAMI also entered into an agreement, which effectively operates as a sub-subadvisory agreement between GSAM and GSAMI for the Portfolio (the New Sub-Subadvisory Agreement). Prior to November 16, 2020, Wellington Management Company LLP (Wellington) served as the sole subadviser to the Portfolio. The New Subadvisory Agreements relate to the appointments of AB and GSAM to serve alongside Wellington as additional subadvisers to the Portfolio and will not affect the existing subadvisory agreement with Wellington. GSAMI will serve as sub-subadviser. The New Subadvisory Agreements and the New Sub-Subadvisory Agreement became effective on November 16, 2020. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreements or the New Sub-Subadvisory Agreement. PGIM Investments will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about February 16, 2021, to all shareholders of record as of the close of business on November 16, 2020. A copy of the Information Statement will remain on the Portfolio's website until May 17, 2021.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until May 17, 2021. To ensure prompt delivery, you should make your request no later than May 3, 2021. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTGBIS